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                                                                    EXHIBIT 23.2

The Board of Directors
Summit Family Restaurants Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.

                                                /s/  KPMG PEAT MARWICK LLP

                                          --------------------------------------
                                                     KPMG PEAT MARWICK LLP

Salt Lake City, Utah
June 5, 1996